                                      EX-99
                                  Exhibit Index

EXHIBIT     DESCRIPTION

EX-99.a1    Agreement and Declaration of Trust dated May 31, 1995 (filed as
            Exhibit 1b to Post-Effective Amendment No. 24 to the Registration
            Statement on Form N-1A of the Registrant, File No. 2-94608, filed on
            November 29, 1995, and incorporated herein by reference).

EX-99.a2    Amendment to the Declaration of Trust dated October 21, 1996 (filed as Exhibit 1 to Post-Effective Amendment No. 27 to the Registration
            Statement on Form N-1A of the Registrant, File No. 2-94608, filed on
            August 28, 1997, and incorporated herein by reference).

EX-99.a3    Amendment to the Declaration of Trust dated August 1, 1997 (filed as
            Exhibit 1 to Post-Effective Amendment No. 27 to the Registration
            Statement on Form N-1A of the Registrant, File No. 2-94608, filed on
            August 28, 1997, and incorporated herein by reference).

EX-99.a4    Amendment No. 1 to the Declaration of Trust dated December 18, 2000
            (filed as Exhibit a4 of Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            2-94608, filed on January 31, 2001, and incorporated herein by reference).

EX-99.a5    Amendment No. 2 to the Declaration of Trust dated March 6, 2001
            (filed as Exhibit a5 of Post-Effective Amendment No. 36 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.b     Amended and Restated Bylaws, dated March 9, 1998 (filed as Exhibit 2 to Post-Effective Amendment No. 23 to the Registration Statement on
            Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on March 26, 1998, and incorporated herein by reference).

EX-99.d1    Investor Class Investment Management Agreement between American
            Century Target Maturities Trust and American Century Investment
            Management, Inc., dated August 1, 1997 (filed as Exhibit 5 to
            Post-Effective Amendment No. 33 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.d2    Amendment to the Investor Class Management Agreement between
            American Century Target Maturities Trust and American Century
            Investment Management, Inc., dated March 31, 1998 (filed as Exhibit
            5b to Post-Effective Amendment No.23 to the Registration Statement
            on Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on March 26, 1998, and incorporated herein by reference).

EX-99.d3    Amendment to the Investor Class Management Agreement between
            American Century Target Maturities Trust and American Century
            Investment Management, Inc., dated July 1, 1998 (filed as Exhibit d3 to Post-Effective Amendment No. 39 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on July 28, 1999, and incorporated herein by reference).

EX-99.d4    Amendment No. 1 to the Investor Class Management Agreement between
            American Century Target Maturities Trust and American Century
            Investment Management, Inc., dated September 16, 2000 (filed as
            Exhibit d4 to Post-Effective Amendment No. 30 to the Registration
            Statement on Form N-1A of American Century California Tax-Free and
            Municipal Funds, File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.d5    Amendment No. 2 to the Management Agreement (Investor Class) between
            American Century Target Maturities Trust and American Century
            Investment Management, Inc., dated August 1, 2001 (filed as Exhibit
            d5 to Post-Effective Amendment No. 44 to the Registration Statement
            on Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d6    Amendment No. 3 to the Management Agreement (Investor Class) between
            American Century Target Maturities Trust and American Century
            Investment Management, Inc., dated December 3, 2001 (filed as
            Exhibit d6 to Post-Effective Amendment No. 16 to the Registration
            Statement on Form N-1A of American Century Investment Trust, File
            No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.d7    Advisor Class Management Agreement between American Century Target
            Maturities Trust, American Century Government Income Trust, American
            Century International Bond Funds, American Century Quantitative
            Equity Funds and American Century Investment Management, Inc., dated
            August 1, 1997 as amended as of June 1, 1998 (filed as Exhibit d3 to
            Post-Effective Amendment No. 9 to the Registration Statement on Form
            N-1A of American Century Investment Trust, File No. 33-65170, filed on June 30, 1999, and incorporated herein by reference).

EX-99.d8    Amendment No. 1 to the Management Agreement (Advisor Class) between
            American Century Target Maturities Trust and American Century
            Investment Management, Inc., dated September 16, 2000 (filed as
            Exhibit d6 to Post-Effective Amendment No. 36 to the Registration
            Statement on Form N-1A of American Century Target Maturities Trust,
            File No. 2-94608, on April 17, 2001, and incorporated herein by reference).

EX-99.d9    Amendment No. 2 to the Management Agreement (Advisor Class) between
            American Century Target Maturities Trust and American Century
            Investment Management, Inc., dated August 1, 2001 (filed as Exhibit
            d8 to Post-Effective Amendment No. 44 to the Registration Statement
            on Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d10   Amendment No. 3 to the Management Agreement (Advisor Class) between
            American Century Target Maturities Trust and American Century
            Investment Management, Inc., dated December 3, 2001 (filed as
            Exhibit d10 to Post-Effective Amendment No. 16 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.d11   C Class Management Agreement between American Century Target
            Maturities Trust, American Century California Tax-Free and Municipal
            Funds, American Century Government Income Trust, American Century
            Investment Trust, American Century Quantitative Equity Funds,
            American Century Municipal Trust and American Century Investment
            Management, Inc., dated September 16, 2000 (filed as Exhibit d6 to
            Post-Effective Amendment No. 36 to the Registration Statement on
            Form N-1A of the Registrant, File No. 2-94608, filed on April 17,
            2001, and incorporated herein by reference).

EX-99.d12   Amendment No. 1 to the Management Agreement (C Class) between
            American Century Target Maturities Trust and American Century
            Investment Management, Inc., dated August 1, 2001 (filed as Exhibit
            d10 to Post-Effective Amendment No. 44 to the Registration Statement
            on Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d13   Amendment No. 2 to the Management Agreement (C Class) between
            American Century Target Maturities Trust and American Century
            Investment Management, Inc., dated December 3, 2001 (filed as
            Exhibit d13 to Post-Effective Amendment No. 16 to the Registration
            Statement on Form N-1A of American Century Investment Trust, File
            No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.e1    Distribution Agreement between American Century Target Maturities
            Trust and American Century Investment Services, Inc., dated March
            13, 2000 (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of American Century World
            Mutual Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Distribution Agreement between American
            Century Target Maturities Trust and American Century Investment
            Services, Inc., dated June 1, 2000 (filed as Exhibit e9 to
            Post-Effective Amendment No. 19 to the Registration Statement on
            Form N-1A of American Century World Mutual Funds, Inc., File No.
            33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Distribution Agreement between American
            Century Target Maturities Trust and American Century Investment
            Services, Inc., dated November 20, 2000 (filed as Exhibit e10 to
            Post-Effective Amendment No. 29 to the Registration Statement on
            Form N-1A of American Century Variable Portfolios, Inc., File No.
            33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.e4    Amendment No. 3 to the Distribution Agreement between American
            Century Target Maturities Trust and American Century Investment
            Services, Inc., dated March 1, 2001 (filed as Exhibit e4 to
            Post-Effective Amendment No. 36 to the Registration Statement on
            Form N-1A of the Registrant, File No. 2-94608, filed on April 17,
            2001, and incorporated herein by reference).

EX-99.e5    Amendment No. 4 to the Distribution Agreement between American
            Century Target Maturities Trust and American Century Investment
            Services, Inc., dated April 30, 2001 (filed as Exhibit e5 to
            Post-Effective Amendment No. 36 to the Registration Statement on
            Form N-1A of the Registrant, File No. 2-94608, filed on April 17,
            2001, and incorporated herein by reference).

EX-99.e6    Amendment No. 5 to the Distribution Agreement between American
            Century Target Maturities Trust and American Century Investment
            Services, Inc., dated May 24, 2001 (filed as Exhibit e6 to
            Post-Effective Amendment No. 21 to the Registration Statement on
            Form N-1A of American Century Capital Portfolios, Inc., File No.
            33-64872, filed on July 30, 2001, and incorporated herein by reference).

EX-99.e7    Amendment No. 6 to the Distribution Agreement between American
            Century Target Maturities Trust and American Century Investment
            Services, Inc., dated August 1, 2001 (filed as Exhibit e7 to
            Post-Effective Amendment No. 21 to the Registration Statement on
            Form N-1A of American Century Capital Portfolios, Inc., File No.
            33-64872, filed on July 30, 2001, and incorporated herein by reference).

EX-99.e8    Amendment No. 7 to the Distribution Agreement between American
            Century Target Maturities Trust and American Century Investment
            Services, Inc., dated December 3, 2001 (filed as Exhibit e8 to
            Post-Effective Amendment No. 16 to the Registration Statement on
            Form N-1A of American Century Investment Trust, File No. 33-65170,
            filed on November 30, 2001, and incorporated herein by reference).

EX-99.g1    Master Agreement by and between Commerce Bank N.A. and Twentieth
            Century Services, Inc., dated January 22, 1997 (filed as Exhibit g2 to Post-Effective Amendment No. 76 to the Registration Statement on
            Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
            filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement between American Century Investments
            (including American Century Target Maturities Trust), and The Chase
            Manhattan Bank, dated August 9, 1996 (filed as Exhibit 8 to
            Post-Effective Amendment No. 31 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3    Amendment to the Global Custody Agreement between American Century
            Investments and The Chase Manhattan Bank, dated December 9, 2000
            (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
            Registration Statement on Form N-1A of American Century Variable
            Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement between American Century Target Maturities
            Trust and American Century Services Corporation, dated August 1,
            1997 (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A of American Century Government
            Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2    Amendment to the Transfer Agency Agreement between American Century
            Target Maturities Trust and American Century Services Corporation,
            dated March 9, 1998 (filed as Exhibit 9b to Post-Effective Amendment
            No. 23 to the Registration Statement on Form N-1A of American
            Century Municipal Trust, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.h3    Amendment No. 1 to Transfer Agency Agreement between American
            Century Target Maturities Trust and American Century Services
            Corporation, dated June 29, 1998 (filed as Exhibit 9b to
            Post-Effective Amendment No. 23 to the Registration Statement on
            Form N-1A of American Century Quantitative Equity Funds, File No.
            33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.h4    Amendment No. 2 to the Transfer Agency Agreement between American
            Century Target Maturities Trust and American Century Services
            Corporation, dated November 20, 2000 (filed as Exhibit h4 to
            Post-Effective Amendment No. 30 to the Registration Statement on
            Form N-1A of American Century California Tax-Free and Municipal
            Funds, File No. 2-82734, filed on December 29, 2000, and
            incorporated herein by reference).

EX-99.h5    Amendment No. 3 to the Transfer Agency Agreement between American
            Century Target Maturities Trust and American Century Services
            Corporation, dated August 1, 2001 (filed as Exhibit h5 to
            Post-Effective Amendment No. 44 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.h6    Amendment No. 4 to the Transfer Agency Agreement between American
            Century Target Maturities Trust and American Century Services
            Corporation, dated December 3, 2001 (filed as Exhibit h6 to
            Post-Effective Amendment No. 16 to the Registration Statement on
            Form N-1A of American Century Investment Trust, File No. 33-65170,
            filed on November 30, 2001, and incorporated herein by reference).

EX-99.h7    Credit Agreement between American Century Funds and The Chase
            Manhattan Bank, as Administrative Agent, dated as of December 18,
            2001 (filed as Exhibit h7 to Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A of American Century California
            Tax-Free and Municipal Funds, File No. 2-82734, filed on December
            28, 2001, and incorporated herein by reference).

EX-99.i     Opinion and consent of Counsel (filed as Exhibit i to Post-Effective
            Amendment No. 31 to the Registration Statement on Form N-1A of the
            Registrant, File No. 2-94608, filed January 29, 1999, and
            incorporated herein by reference).

EX-99.j1    Consent of PricewaterhouseCoopers, LLP, independent accountants.

EX-99.j2    Consent of KPMG Peat Marwick, LLP, independent auditors (filed as
            Exhibit j2 to Post-Effective Amendment No. 31 to the Registration
            Statement on Form N-1A of the Registrant, File No. 2-94608, filed on
            January 29, 1999, and incorporated herein by reference).

EX-99.j3    Power of Attorney dated September 16, 2000 (filed as Exhibit j3 of
            Post-Effective Amendment No. 33 to the Registration Statement on
            Form N-1A of the Registrant, File No. 2-94608, filed on January 31,
            2001, and incorporated herein by reference).

EX-99.m1    Master Distribution and Shareholder Services Plan of American
            Century Government Income Trust, American Century Investment Trust,
            American Century International Bond Fund, American Century Target
            Maturities Trust and American Century Quantitative Equity Funds
            (Advisor Class), dated August 1, 1997 (filed as Exhibit m1 to
            Post-Effective Amendment No. 32 to the Registration Statement on
            Form N-1A of the Registrant, File No. 2-94608, filed on January 31,
            2000, and incorporated herein by reference).

EX-99.m2    Amendment to the Master Distribution and Shareholder Services Plan
            of American Century Government Income Trust, American Century
            Investment Trust, American Century International Bond Fund, American
            Century Target Maturities Trust and American Century Quantitative
            Equity Funds (Advisor Class), datedJune 29, 1998 (filed as Exhibit
            m1 to Post-Effective Amendment No. 32 to the Registration Statement
            on Form N-1A of the Registrant, File No. 2-94608, filed on January
            31, 2000, and incorporated herein by reference).

EX-99.m3    Amendment No. 1 to Master Distribution and Shareholder Services Plan
            of American Century Government Income Trust, American Century
            Investment Trust, American Century International Bond Fund, American
            Century Target Maturities Trust and American Century Quantitative
            Equity Funds (Advisor Class) dated August 1, 2001 (filed as Exhibit
            m3 to Post-Effective Amendment No. 44 to the Registration Statement
            on Form N-1A of the Registrant, File No. 2-99222, filed on July 31,
            2001, and incorporated herein by reference).

EX-99.m4    Amendment No. 2 to Master Distribution and Shareholder Services Plan
            of American Century Government Income Trust, American Century
            Investment Trust, American Century International Bond Fund, American
            Century Target Maturities Trust and American Century Quantitative
            Equity Funds (Advisor Class) dated December 3, 2001 (filed as
            Exhibit m4 to Post-Effective Amendment No. 16 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.m5    Master Distribution and Shareholder Services Plan of American
            Century Government Income Trust, American Century Investment Trust,
            American Century California Tax-Free and Municipal Funds, American
            Century Municipal Trust, American Century Target Maturities Trust
            and American Century Quantitative Equity Funds (C Class), dated
            September 16, 2000 (filed as Exhibit m3 to Post-Effective Amendment
            No. 36 to the Registration Statement on Form N-1A of the Registrant,
            File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.m6    Amendment No. 1 to the Master Distribution and Individual
            Shareholder Services Plan of American Century Government Income
            Trust, American Century Investment Trust, American Century
            California Tax-Free and Municipal Funds, American Century Municipal
            Trust, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds (C Class), dated August 1, 2001 (filed as
            Exhibit m5 to Post-Effective Amendment No. 44 to the Registration
            Statement on Form N-1A of the Registrant, File No. 2-99222, filed on
            July 31, 2001, and incorporated herein by reference).

EX-99.m7    Amendment No. 2 to the Master Distribution and Individual
            Shareholder Services Plan of American Century Government Income
            Trust, American Century Investment Trust, American Century
            California Tax-Free and Municipal Funds, American Century Municipal
            Trust, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds (C Class), dated December 3, 2001 (filed as Exhibit m7 to Post-Effective Amendment No. 16 to the Registration
            Statement on Form N-1A of American Century Investment Trust, File
            No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.n1    Amended and Restated Multiple Class Plan of American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century International Bond Funds, American
            Century Investment Trust, American Century Municipal Trust, American
            Century Target Maturities Trust and American Century Quantitative
            Equity Funds, dated November 20, 2000 (filed as Exhibit n to
            Post-Effective Amendment No. 36 to the Registration Statement on
            Form N-1A of the Registrant, File No. 2-94608, filed on April 17,
            2001, and incorporated herein by reference).

EX-99.n2    Amendment No. 1 to the Amended and Restated Multiple Class Plan of
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds dated August 1, 2001 (filed as Exhibit n2 to Post-Effective Amendment No. 44 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.n3    Amendment No. 2 to the Amended and Restated Multiple Class Plan of
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds dated December 3, 2001, (filed as Exhibit
            n3 to Post-Effective Amendment No. 16 to the Registration Statement
            on Form N-1A of American Century Investment Trust, File No.
            33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.p     American Century Investments Code of Ethics (filed as Exhibit p to
            Post-Effective Amendment No. 30 to the Registration Statement on
            Form N-1A of American Century California Tax-Free and Municipal
            Funds, File No. 2-82734, filed on December 29, 2000, and
            incorporated herein by reference).